SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: July 23, 2002

                         Corgenix Medical Corporation
            (Exact Name of registrant as specified in its charter)


       Colorado             000-24541            93-1223466
   (State or other       Commission File      I.R.S. Employer
   jurisdiction of           Number)        Identification No.)
    incorporation)

12061 Tejon St.
Westminster, Colorado 80234
(Address, including zip code, of principal executive offices)

(303) 457-4345
(Registrant's telephone number including area code)

Item 5.         Other Events

      On July 1, 2002, Corgenix Medical Corporation entered into a stock purchase agreement with Medical & Biological laboratories Co., Ltd. (MBL), whereby MBL purchased 880,282 shares of Corgenix Rule 144 restricted common stock at a purchase price of $.568 per share. Simultaneously with the execution of this agreement, MBL also received a warrant to purchase an additional 880,282 shares of Corgenix common stock at a like price of $.568 per share.

Item 7.         Financial Statements and Exhibits

(c)   Exhibits

      No.  Exhibits

99.1  Stock Purchase Agreement, inclusive of:
A.    Warrant
B.    Distribution Agreement
C.    Company Schedule of Exceptions
D.    Registration Rights Agreement
99.2  Press Release





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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATED, this 23rd day of July, 2002.

                                    Corgenix Medical Corporation
                                    By:  /s/ Douglass T. Simpson
                                           Douglass T. Simpson
                                           President

                          CORGENIX MEDICAL CORPORATION




                  MEDICAL & BIOLOGICAL LABORATORIES CO., LTD.
                                 -------------
                         COMMON STOCK PURCHASE AGREEMENT






                                  July 1, 2002

                         Common Stock Purchase Agreement


      THIS AGREEMENT is entered into effective as of July 1, 2002, between CORGENIX MEDICAL CORPORATION, a Nevada corporation (the "Company") and MEDICAL & BIOLOGICAL LABORATORIES CO., LTD., a corporation organized under the laws of Japan (the "Purchaser").

      In consideration of the mutual promises, covenants and conditions set forth below, the parties mutually agree as follows:


1.    PURCHASE AND SALE OF STOCK.

1.1. Issuance and Sale of Purchased Stock. At the Closing (defined below), the Company will issue and sell to the Purchaser that number of shares of its Common Stock, $.001 par value per share (the "Common Stock"), equal to the Market Formula (defined below) (the "Purchased Stock"). The aggregate purchase price for the Purchased Stock (the "Purchase Price") shall be equal to the product of the Market Formula and the Average Closing Price (defined below). Based on the July 1, 2002 effective date of this agreement, the "Average Closing Price" using the definition set forth below is $.568 per share, resulting in a number of shares of Purchased Stock (using the definition of market formula) of 880,282, and a resulting aggregate purchase price of US $500,000.
1.2. Issuance of Warrant. For no additional consideration, the Company will issue warrants to the Purchaser at the Closing representing the right to purchase that number of shares of Common Stock equal to the Market Formula, at an aggregate exercise price equal to the Purchase Price (the "Warrant"), such Warrant to have the terms and conditions set forth in the form of Warrant attached to this Agreement as Exhibit A. The Warrant shall be exercisable only during the term of the Distribution Agreement between the Company and Purchaser's U.S. Subsidiary, a copy of which is attached hereto as Exhibit B.

2.    THE CLOSING.

      Closing. The Closing of the sale and purchase of the Purchased Stock and the issuance of the Warrant shall take place at the offices of Hutchinson Black and Cook, LLC, 921 Walnut Street, Suite 200, Boulder, Colorado 80302 on July 3, 2002, at 10:00 a.m. Mountain Daylight Time, or at such other place, date and time as may be mutually agreed to by the Company and the Purchaser (the "Closing," and such date the "Closing Date"). At the Closing, the Company will deliver to the Purchaser a stock certificate representing the shares of Purchased Stock purchased hereunder and the Warrant, and the Purchaser shall deliver to the Company the Purchase Price by wire transfer to the following account:



           Vectra Bank, N.A.
           1990 West 10th Ave.
           Broomfield, CO 80020 USA
           Telephone: (303) 460-9991
           ABA Routing No.: 102003154
           Account No.: 435 01 18536

2.    DEFINITIONS.


      For purposes of this Agreement, the following terms shall have the following meanings:

           "Act" shall mean the Securities Act of 1933, as amended.

           "Actual Trading Day" shall mean any day on which a trade of Common Stock shall occur on the U.S. Over-the-Counter market.

           "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act of 1934.

           "Average Closing Price" shall mean the average closing price of the Company's Common Stock for the ten (10) Actual Trading Days prior to the effective date of this Agreement.

           "Blue Sky Laws" shall have the same definition as provided in the Registration Rights Agreement.

           "Charter" shall mean the Articles of Incorporation of the Company.

           "Company" shall mean Corgenix Medical Corporation.
            -------

           "Distribution Agreement" shall mean that certain Distribution Agreement dated March 14, 2002, as it may be amended from time to time in the future, between the Company and the Purchaser's U.S. subsidiary.

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           "Good Accounting Practice" shall mean, as to a particular corporation, such accounting practice as, in the opinion of the independent certified public accountants regularly retained by such corporation, conforms at the time to generally accepted accounting principles applied on a consistent basis (except for changes in application in which such accountants concur). Any accounting terms not defined in this Agreement shall have the respective meanings given to them under Good Accounting Practice consistent with those applied in the preparation of the Company's consolidated financial statements as (or as if) audited.

           "Market Formula" shall mean the lesser of (i) the quotient obtained by dividing U.S. $500,000 by the Average Closing Price and (ii) that number of shares of Common Stock representing 19% of the total voting power of the Company's voting securities outstanding as of the Closing (after giving effect to the issuance of the Purchased Stock).

           "Material Adverse Change" shall have mean a material adverse change in the business, operations, net worth, prospects (financial or other), assets or condition of the Company or its Subsidiary.

           "Merger" shall mean a merger or consolidation with another person, share purchase or exchange or other form of corporate reorganization or transaction in which all voting securities of the Company outstanding prior thereto represent less than fifty percent (50%) of the voting power of the surviving entity outstanding immediately after such merger or consolidation.

            "On a Fully Diluted Basis" shall refer to the number of shares of Common Stock of the Company which would be outstanding and issued assuming that all the shares of Common Stock issuable (1) upon the conversion or exchange of the Company's convertible or exchangeable securities, including debentures, and
(2) upon the exercise of the Company's outstanding options and warrants for the purchase of Common Stock (or securities convertible or exchangeable for Common Stock), and rights to subscribe for or purchase Common Stock (or securities convertible or exchangeable for Common Stock), were in fact issued.

           "Permitted Stock Sales" shall mean any one or more of the following:
(i) the grant or issuance of Common Stock of any option, warrant or other right to purchase Common Stock (or securities exercisable or convertible therefore) to any employee or consultant of the Company pursuant to a plan authorized by the Board of Directors of the Company or otherwise pursuant to authority of the Board of Directors; (ii) the issuance of any Common Stock upon exercise or conversion of any right, warrant, option or contract outstanding as of the date of this Agreement.

           "Purchased Stock" shall have the meaning set forth at Section 1.2.

           "Stock" or "Common Stock" shall mean the Company's Common Stock, $.001 par value per share.

           "Proprietary Rights" shall mean all computer software, software programs, patents, patent applications, trademarks, trademark applications, trade secrets, service marks, trade names, copyrights, inventions, drawings, designs, customer lists, proprietary know-how or information, other rights with respect thereto, or any other intangible property rights.

           "Registration Rights Agreement" shall mean that certain Registration Rights Agreement dated of even date herewith, as it may be amended from time to time in the future, between the Company and the Purchaser.

           "Stock Purchase Agreement" or "Agreement" shall mean this Common Stock Purchase Agreement dated as of the date hereof, and as it may be amended from time to time, and entered into between the Company and the Purchaser.

           "Subsidiary" shall mean any corporation, partnership, limited liability company or other legal entity in which the Company owns more than fifty percent (50%) of the stock or other equity interests having voting power to elect a majority of the Board of Directors or other governing body of such entity. "Subsidiary" also includes any partnership or limited liability company in which the Company or one of its subsidiaries owns more than fifty percent (50%) of the units of equity interest.

           "Transaction Documents" means this Agreement, the Warrant, the Registration Rights Agreement and each other agreement and document executed by the Company in connection with the transactions contemplated by this Agreement.


4.    REPRESENTATIONS AND WARRANTIES OF PURCHASER.

      The Purchaser represents and warrants for itself as follows:

4.1. Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing Date. Upon their execution and delivery, each of this Agreement and the Registration Rights Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (ii) as limited by the application of general principles of equity, and (iii) to the extent that the enforceability of the indemnification provisions of the Registration Rights Agreement may be limited by applicable laws.

4.2. Consents. All consents, approvals, orders, authorizations or registration, qualification, designation, declaration or filing with any governmental or banking authority on the part of Purchaser required in connection with the consummation of the transactions contemplated in this Agreement have been or shall have been obtained prior to, and be effective as of, the Closing.

4.3. Investment Representations. Purchaser understands that the Purchased Stock has not been registered under the Act. Purchaser also understands that the Purchased Stock is being offered and sold pursuant to an exemption from registration contained in the Act based in part upon Purchaser's representations contained in this Agreement. Purchaser hereby represents and warrants as follows:

(A) Restricted Stock. Purchaser understands that the Purchased Stock has not been registered under the Act, and the Company has no present intention of registering such stock. Purchaser understands that it has no registration rights with respect to the Purchased Stock except as provided in the Registration Rights Agreement.

(B) Purchaser Bears Economic Risk. Purchaser is in a position to bear the economic risk of this investment indefinitely. Purchaser is not a corporation or partnership specifically formed for the purpose of consummating this transaction.

(C) Acquisition for Own Account. Purchaser is acquiring the Purchased Stock for its own account for investment and not with a view toward its resale distribution, and has no present agreement, undertaking, arrangement, obligation or commitment providing for the sale or distribution of the Purchased Stock.

(D) Purchaser Can Protect Its Own Interests. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transaction contemplated in this Agreement.

(E) Access to Information. Purchaser has been given access to all Company documents, records, and other information, has received physical delivery of all those which it has requested, and has had adequate opportunity to ask questions of, and has received answers from, the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and all other matters relevant to its investment in the Purchased Stock. Purchaser acknowledges that neither the Company nor any of its stockholders have made any representations or warranties except to the extent set forth in this Agreement, the Exhibits hereto, or any writing delivered by the Company to Purchaser.

4.4.  Restrictive Legend.
      ------------------

(A) Each certificate representing Purchased Stock shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially in the form of the legend set forth in the Registration Rights Agreement (in addition to any legend required under applicable state securities laws).

(B) The Purchaser hereby consents to the restrictions contained above and to the notation of "stop-transfer" restrictions in the Company's stock transfer books relative to its holdings and to assist in the enforcement of the limitations set forth herein.

(C) The Company shall be obligated to reissue promptly unlegended certificates for Registrable Securities (as that term is defined in the Registration Rights Agreement) in accordance with the provisions of the Registration Rights Agreement.

5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      Except as provided in the Schedule of Exceptions attached hereto as Exhibit C, the Company represents and warrants to the Purchaser as follows:

5.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under, and by virtue of, the laws of the State of Nevada and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified could result in a Material Adverse Change.

5.2.  Subsidiaries.  The  Company  owns  all of  the  equity  interests  in the
      ------------
following three Subsidiaries: Corgenix, Inc., a Delaware corporation; Healthoutfitters.com, Inc., a Colorado corporation (to be dissolved and discontinued effective June 30, 2002); and Corgenix U.K. Ltd., a corporation organized under the laws of Great Britain.

5.3. Due Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under the Transaction Documents (including the authorization, issuance, reservation for issuance and delivery of all of the Stock being sold or issued under the Transaction Documents) has been taken or will be taken prior to the Closing. The Transaction Documents are valid and binding obligations of the Company enforceable in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

5.4.  Capitalization.
      --------------

(A) Authorized and Issued. As of the Closing Date, the authorized and issued capitalization of the Company will consist of (i) 40,000,000 shares of Common Stock, par value U.S. $0.001 per share (the "Common Stock"), of which 4,327,899 shares are issued and outstanding and 481,937 shares are reserved for issuance under options, warrants and other rights to purchase granted by the Company, and
(ii) 5,000,000 shares of preferred stock, par value U.S. $0.001 per share, none of which are issued or outstanding. There are no other authorized or outstanding shares of capital stock of the Company or voting securities or commitments to issue any shares of capital stock or voting securities of the Company other than pursuant to outstanding stock options and warrants of the Company. The shares of Purchased Stock on issuance will be duly authorized, validly issued, fully paid and non-assessable, and free of any liens, charges, claims, security interests or encumbrances, other than liens, charges, claims, security interests and encumbrances created by or imposed upon the holders thereof, and are not subject to preemptive rights or rights of first refusal created by statute, the Company's Articles of Incorporation or Bylaws or any agreement to which the Company is a party or by which it is bound.

(B) No Other Rights Outstanding. Except as disclosed in or contemplated by this Agreement or Exhibit C attached hereto, there are no other outstanding warrants, options, conversion privileges, rights of first refusal, or other rights or agreements (whether or not presently exercisable by their respective terms) to purchase or otherwise acquire or issue any shares of capital stock of the Company or any preemptive rights with respect to issuance of such capital stock.

5.5.  Valid Issuance of Stock.
      -----------------------

(A) The Purchased Stock and Stock issuable upon exercise of the Warrant, when issued, sold and delivered in accordance with the terms of this Agreement and the Warrant, as applicable, will be duly and validly issued, fully paid and non assessable.

(B) The outstanding shares of the capital stock of the Company are duly and validly issued, fully paid and nonassessable, and such shares of such capital stock, and all outstanding stock, options and other securities of the Company have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), and the registration and qualification requirements of all applicable state securities laws, or in compliance with applicable exemptions therefrom.

5.6. Outstanding Indebtedness. The Company has performed in all material respects all obligations heretofore required to be performed by it and is not in default under, or in breach of, or in receipt of any claim of default under or breach of, any material agreement. The Company has no present expectation or intention of not performing in all material respects all such obligations and it has no knowledge of any breach or anticipated breach by other parties. The Company is not a party to any contract or commitment which, if properly performed by all parties thereto in accordance with the terms thereof, could result in a Material Adverse Change.

5.7. Compliance. The Company has duly obtained all governmental and regulatory licenses and permits, the failure to so obtain could result in a Material Adverse Change in the conduct of its business as now conducted and contemplated and all such licenses and permits are in full force and effect. The Company is not in violation of any term of its Charter, any directors or stockholders resolutions, or Bylaws, or in violation of any mortgage, indenture, contract, agreement, instrument, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company the failure to comply with which could result in a Material Adverse Change. The execution, delivery and performance of, and compliance with, the Transaction Documents and the issuance and sale of the Stock pursuant to this Agreement and the Warrant, will not result in any such violation; nor will it conflict with, or constitute a default under, any such term, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company pursuant to any such terms.

5.8. Title to Property. The Company does not own any real property. The Company has good and marketable title to the tangible personal properties, Proprietary Rights, and other assets necessary to the operation of its business as now conducted and contemplated without any conflict with or infringement of the rights of others. Such properties and assets are not subject to any liens, mortgages, pledges, encumbrances or charges of any kind except liens for current taxes and assessments not delinquent. All leases by which the Company leases real or personal property are in good standing, are valid and effective in accordance with their respective terms, and the Company enjoys quiet enjoyment under all such leases and is in compliance with such leases. The Company owns or has rights to use all assets necessary to conduct its business as now conducted and contemplated. All property owned or used by the Company is in good condition and repair.

5.9. No Pending Litigation or Proceedings. There are no actions, suits, investigations or proceedings (whether or not purportedly on behalf of the Company) pending, affecting or, to the Company's knowledge after due inquiry, threatened against the Company, before or by any governmental instrumentality, domestic or foreign, or any court, arbitrator or grand jury. The Company is not in default with respect to any judgment, order, demand, or regulation of any court, arbitrator, grand jury or of any governmental agency. To the Company's knowledge, no event has occurred nor does any condition exist on the basis of which any litigation, proceeding or investigation might properly be instituted. Neither the Company nor, to the knowledge of the Company after due inquiry, any officer of the Company, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency. The foregoing sentences include, without limiting their generality, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's officers or employees or their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers.

5.10. No Brokers and  Finders.  The Company  has not  retained  and is under no
      -----------------------
obligation to pay any investment banker, broker, or finder in connection with the transactions contemplated by the Agreement.

5.11. Representations True and Correct. This Agreement, the Exhibits attached hereto, and the other Transaction Documents do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained therein not misleading. Except for general economic or industry conditions, there is no information known to the Company which has not been disclosed, in writing or orally, by the Company to the Purchaser which could result in a Material Adverse Change.

5.12. Proprietary Rights.
      ------------------

(A) The Company owns, or possesses adequate licenses for, all Proprietary Rights used in its business, and the same are sufficient to conduct such business as it has been and is contemplated as being conducted without any infringement on the rights of others. To the Company's knowledge, no third party has any ownership right, title, interest, claim in or lien on any of the Company's Proprietary Rights and the Company has taken, and in the future the Company will use its prudent business efforts to take, all steps reasonably necessary to preserve its legal rights in, and the secrecy of, all its Proprietary Rights, except those for which disclosure is required for legitimate business or legal reasons.

(B) To the knowledge of the Company, the current and proposed operations of the Company do not conflict with nor infringe upon, and no one has asserted to the Company that such operations conflict with or infringe upon, any intangible property rights owned, possessed, or used by any third party which are of the same kind as the Proprietary Rights and, to the knowledge of the Company, none has been threatened.

(C) To the knowledge of the Company, there are no facts which would result in any claim which could result in a Material Adverse Changebased on an assertion that it does not have the unrestricted right to use, free of any rights or claims of others, all Proprietary Rights in the development, manufacture, use, sale, or other disposition of any or all products or services presently being or contemplated to be used, furnished, or sold in the conduct of business.

5.13. Governmental Consents. All consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any federal, state or local governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to and be effective as of the Closing. The offer, sale and issuance of the Purchased Stock in conformity with the terms of this Agreement are exempt from the registration and prospectus delivery requirements of the Act.

5.14. Financial Statements. The Company has provided or made available to Purchaser its financial statements as filed to date with the United States Securities and Exchange Commission (collectively, the "Financial Statements"). The Financial Statements fairly present the financial condition and the results of operations, changes in stockholders' equity and cash flow of the Company as at the respective dates of and for the periods referred to in the Financial Statements, all in accordance with GAAP consistently applied throughout the periods involved (with the exception, as to interim financial statements, for lack of GAAP footnote presentation and normal year-end audit adjustments). Since the date of the most recent balance sheet included in the Financial Statements or as set forth in Exhibit C attached hereto, there has been no Material Adverse Change and no event has occurred and, to the knowledge of the Company, no circumstance exists that may result in a Material Adverse Change. The Company has not suffered or incurred any event (financial or otherwise) that would be required to be disclosed in a filing with the SEC on Form 8-K (except as may in fact have been filed of record with the SEC).

5.15. Interested Party Transactions. To the knowledge of the Company, no officer or director of the Company or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the 1933 Act) of any such person has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to the Company any goods, property, technology, intellectual or other property rights or services; or (ii) any contract or agreement to which the Company is a party or by which it may be bound or affected. For purposes of this Section there shall be disregarded any interest which arises solely from the ownership of less than a five percent (5%) equity interest in a corporation whose stock is regularly traded on any national securities exchange or in the over the counter market.

6.    CONDITIONS TO PARTIES' OBLIGATIONS.

6.1.  Conditions  to  Purchaser's   Obligations.   Purchaser's  obligations  to
      -----------------------------------------
purchase the Purchased Stock and to otherwise consummate the transactions contemplated in this Agreement at the Closing are subject to satisfaction of the following conditions.

(A) Accuracy of Representations and Warranties. The Company's representations and warranties in this Agreement and in any certificate or document delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date as if made again as of such date.

(B) Performance of Obligations. The Company shall have performed and complied with all agreements, obligations and conditions contained in the Transaction Documents that are required to be performed or complied with by it on or before the Closing Date and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(C) No Material Adverse Change. Since the date of the most recent balance sheet included in the Financial Statements or as set forth in Exhibit C attached hereto, there shall have been no Material Adverse Change and no event shall have occurred and, to the knowledge of the Company, no circumstance shall exist that may result in a Material Adverse Change.

(D) Officer's Certificate. Purchaser shall have received a certificate in form and substance reasonably acceptable to Purchaser dated as of the Closing Date and signed by the President or any Vice-President and by the Secretary or the Treasurer of the Company to the effect that the conditions of Subsections 6.1(A), (B), (C), (F), and (H) have been satisfied.

(E) Proceedings and Documents Satisfactory. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Purchaser and its counsel.

(F) Certified Articles and Bylaws. The Company shall have delivered to counsel for Purchaser a copy of the Company's Charter, Bylaws, and resolutions of the Board of Directors and shareholders approving the transactions contemplated by this Agreement, which copy shall be certified by the Secretary of the Company to be true and correct as of the Closing Date.

(G) Registration Rights Agreement. The Company and the Purchaser shall have executed the Registration Rights Agreement substantially in the form of Exhibit D attached hereto.

(H) Election of Directors. Effective as of the Closing Date, the bylaws of the Company shall provide for a maximum of five (5) members to the Board of Directors.

6.2.  Conditions to the Company's  Obligations.  The Company's  obligations  to
      ----------------------------------------
consummate the transactions contemplated in this Agreement at the Closing are subject to the satisfaction of the following conditions.

(A) Accuracy of Representations and Warranties. The representations and warranties of the Purchaser herein or in any document delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(B) Proceedings Satisfactory. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing, and all documents incident thereto, shall be satisfactory in form and substance to the Company and its Counsel.

6.3.  Failure of Condition.  Any  condition  specified in this Article 6 may be
      --------------------
waived if consented to in writing by the party whose performance is subject to satisfaction of the condition.

6.4.  Termination.  This  Agreement  may be terminated at any time prior to the
      -----------
Closing Date:

(A)   By the mutual consent of the Company and Purchaser; or

(B) By the Company or the Purchaser if the Closing shall not have occurred on or before July 31, 2002, (or such later date as shall be mutually agreed to in writing); provided, however, that the party seeking termination is not in material default or breach of this Agreement.

7.    COVENANTS OF THE COMPANY.

7.1. Visitation Rights. Subject to nondisclosure obligations with respect to the Company's confidential information, the Purchaser or its employees, agents, or representatives, may from time to time reasonably request the right to visit and inspect any of the properties of the Company, to examine and make extracts from the books and records of the Company, and to discuss its affairs, finances and accounts with its officers, directors, and independent accountants, all at reasonable times and as often as may be reasonably requested, and the Company shall comply with such requests.

7.2. Expenses Paid by the Company. Upon a successful Closing, the Company will pay the reasonable legal fees and expenses of counsel to the Purchaser (not to exceed $10,000) in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby.

7.3. Purchaser Right to Designate Nominee for Director. The Purchaser shall have the right to designate one (1) individual for election or appointment to the Company's Board of Directors (the "Purchaser's Designee"), so long as the Distribution Agreement is in effect and the Purchaser owns at least eighty percent (80%) of the Purchased Stock. Purchaser agrees that the foregoing is a right to designate a person for election to the Board, not a right to appoint directly to the Board, and therefore is subject to Purchaser's Designee obtaining sufficient votes for election from the stockholders of the Company (or sufficient votes for appointment from the existing directors of the Company) in order to secure election of such Designee to the Board. The Company shall use all reasonable efforts to ensure election of the Purchaser's Designee to the Board. Until such time as the Purchaser makes such designation, and at any time after such conditions for nomination cease to be satisfied or the Purchaser otherwise has no nominee on the Board, the Purchaser shall in any event have the right to send a non-voting observer to all Board meetings as long as the Purchaser holds any shares of the Purchased Stock. Any such observer shall be provided notices of the meetings in the same manner and timing as the members of the Board. The Company shall indemnify the Purchaser's Designee and provide directors' and officers' insurance coverage in the same manner and in the same amount as is currently provided to all other officers and directors of the Company. The Company will reimburse the directors for their customary and reasonable expenses in attending Board meetings.

7.4. Restriction on Distributions. So long as the Purchaser holds at least fifty percent (50%) the Purchased Stock, the Company shall not, without the prior written consent of the Purchaser: (i) declare or pay any dividends or make any distributions upon any of its equity securities except in accordance with agreements in effect as of the date of this Agreement and disclosed to the Purchaser on Exhibit C attached; (ii) purchase, redeem, or otherwise acquire any of the Company's equity securities (including warrants, options and other rights to acquire equity securities) other than the repurchase of securities in accordance with agreements existing as of the date of this Agreement; (iii) liquidate or dissolve; or (iv) amend any provision of its Charter or Bylaws in a manner that would adversely affect the rights of the Purchaser under the Transaction Documents.

7.5.  Use of  Proceeds.  The proceeds  received  from the issuance of Purchased
      ----------------
Stock will be used for working capital and general corporate purposes.

8.    PURCHASE AND SALE RIGHTS OF PURCHASER.

8.1. Purchaser's Rights of First Refusal in the Event of New Issues. Subject to the terms of this Section 8.1, the Company may from time to time after the Closing offer to grant, issue, or sell (the "Offer") securities, warrants, options, or rights to purchase securities of the Company ("Securities"). With respect to any Company offer to grant, issue, or sell any such Securities (other than in a transaction registered under the Act), Purchaser shall have a right of first refusal to purchase up to its pro rata share (based on its percentage of the Company's outstanding Common Shares, calculated on a fully-diluted basis) of such Securities on the same price, terms and conditions as the Company offers to other potential investors.

(A) Within five (5) days after approval of the Offer by the Company's Board of Directors, the Company shall give the Purchaser written notice of (i) those terms which are of the type typically detailed in term sheets drafted with respect to proposed investments by institutional firms and (ii) the proposed recipients of the Offer.

(B) Within twenty (20) days of receipt of the Company's notice, the Purchaser must give the Company written notice of its intent to exercise its right under this Section 8.1 (subject to review and approval of final documentation), specifying the number of securities to be acquired. Failure to give such timely notice waives those rights.

(C) Any subsequent material change in the terms of the Offer (as provided in the notice pursuant to Sub-paragraph (A), above) as approved by the Board of Directors shall constitute a new offer. The failure of the Company to consummate the transaction contemplated by the Offer within sixty (60) days after the date by which Purchaser must give written notice to the Company under Paragraph (B) above will constitute a material change in the Offer.

(D) The following shall not constitute an Offer under this Section 8.1: (i) any registered public offering of the Company's Securities; (ii) any Permitted Stock Sales; or (iii) a common stock dividend or stock split distributable on a pro-rata basis to all holders of common stock.

8.2. Purchaser's Put Option. The Purchaser shall have a right (the "Put Right") to cause the Company to repurchase all Purchased Stock then held by the Purchaser, at the original purchase price, payable in either a lump-sum purchase or financed over a six (6) month period at an interest rate equal to the U.S. prime rate (as listed in the Money Rates section of the Wall Street Journal). The Put Right shall be exercisable at any time after (i) termination or expiration of the Distribution Agreement for any reason other than a breach by the Purchaser; (ii) any Merger or consolidation of the Company with another corporation in which the holders of the Company's voting equity securities immediately prior to the transaction own fifty percent (50%) or less of the voting securities of the surviving corporation immediately following the transaction; or (iii) any sale or other disposition of all or substantially all of the Company's assets. The Put Right shall be personal to Purchaser and shall not be assignable, with or without consideration, to any person other than its Affiliates in accordance with Section 10.2.

9.    CONFIDENTIALITY AND NON-DISCLOSURE .

9.1. Disclosure of Terms. The terms and conditions of the Transaction Documents (collectively, the "Financing Terms"), including their existence, shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below.

9.2. Press Releases, Etc. No announcement regarding the Financing Terms or the Purchaser in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior written consent of each of the parties hereto.

9.3. Permitted Disclosures. Notwithstanding the foregoing, any party may disclose any of the Financing Terms (i) to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are under appropriate nondisclosure obligations, and (ii) as and to the extent required by applicable law (on the terms described in Section 9.4 below).

9.4. Legally Compelled Disclosure. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of this Agreement or any of the terms hereof in contravention of the provisions of this Section 9, such party (the "Disclosing Party") shall provide the other party (the "Non-Disclosing Party") with prompt written notice of that fact so that the Non-Disclosing Party may seek a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by the Non-Disclosing Party.

9.5.  Other  Information.   The  provisions  of  this  Section 9  shall  be  in
      ------------------
addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.


10.   MISCELLANEOUS.

10.1. Survival of Covenants; Successors and Assigns. All representations and warranties made by the Company and the Purchaser in this Agreement and in certificates or other documents delivered pursuant hereto shall survive the making of the investments and the carrying out of the transactions contemplated by this Agreement and the sale, issuance, and delivery of the Purchased Stock to Purchaser, but no claim based on a breach of any such representation or warranty made be made after the second anniversary of the Closing Date. All such covenants, agreements, representations and warranties shall be binding upon any successors and assigns of the Company and Purchaser.

10.2. Assignability of Rights. The Company may not assign any of its rights under this Agreement without the Purchaser's written consent. Subject to compliance with applicable securities and blue sky laws and regulations and with
Section 4.4 hereof, the provisions of this Agreement which are for the Purchaser's benefit as Purchaser, are also for the benefit of, and enforceable by, any Affiliate of the Purchaser. In connection with any such assignment, the assigning party shall provide the Company with written notice setting forth the name and notice address of the assignee. An assignee of Purchaser shall be subject to the affirmative obligations of Purchaser to the extent existing as of the date of assignment.

10.3. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

      To the Company:

      CORGENIX MEDICAL CORPORATION
      Attn: President
      12061 Tejon Street
      Westminster, CO 80234 USA
      Fax: (303) 252-9212
      Telephone: (303) 457-4345

      Copy to:

      HUTCHINSON BLACK AND COOK, LLC
      921 Walnut Street, Suite 200
      Boulder, CO  80302 USA
      Attn: Steven A. Erickson
      Fax Number:  (303) 442-6593
      Phone Number:  (303) 442-6514

      To Purchaser:

      MEDICAL & BIOLOGICAL LATORATORIES CO., LTD.
      Attn: Sachiko Suno, President
      5F Sumitomo-Shoji Marunouchi Bldg,
      5-10 Marunouchi 3-chome
      Naka-ku, Nagoya 460-0002
      Japan
      Fax: 81-52-950-1073
      Telephone: 81-52-971-2081

      Copy to:

      Mori Sogo
      Attn: Hajime Tanahashi
      NKK Bldg.
      1-1-2 Marunouchi
      Chiyoda-ku Tokyo 100-0005
      Japan
      Fax: 81-3-5223-7633
      Telephone: 81-3-5223-7733

           Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 10.3 by giving the other party written notice of the new address in the manner set forth above.

10.4  Governing Law. This Agreement  shall be construed in accordance  with and
      -------------
governed by the laws of the State of Colorado.

10.5 Venue. Each of the parties consents and submits to the jurisdiction of the federal courts located in the District of Colorado in connection with any suits or other actions arising between the parties under this Agreement, and consents and waives any objections to the venue of such action or proceeding in the federal courts located in the District of Colorado.

10.6 Severability. If any term, provision, covenant, or condition of this Agreement, or its application to any person or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such term, provision, covenant, or condition as applied to other persons or circumstances shall remain in full force and effect.

10.7  Entire Agreement; Amendments.
      ----------------------------

(A) The Transaction Documents and the other documents and agreements delivered pursuant thereto constitute the full and entire understanding and agreement among the parties with respect to the subject hereof and thereof.

(B) This Agreement may not be amended orally. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the prior written consent of the Company and the Purchaser.

10.8 Authorization. Each of the undersigned representatives of the parties warrants and represents that he or she is duly authorized to execute this Agreement on behalf of the respective party for which he or she signs, and that the organization on whose behalf he or she signs is currently in good standing in the jurisdiction where organized.

10.9  Gender,  Number,  and Tense.  Throughout this  Agreement,  as the context
      ---------------------------
may require:

(A) The masculine gender includes the feminine and neuter; and the neuter gender includes the masculine and feminine; and

(B) The singular number includes the plural, and the plural number includes the singular.

10.10 Headings. The headings of the Articles, Sections and Subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

10.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.12 Delays, Omission, and Waivers. No delay or omission to exercise any right, power or remedy accruing to the Company or to Purchaser upon any breach or default of any party hereto under this Agreement will impair any such right, power or remedy of the Company or the Purchaser, nor will it be construed to be a waiver of any such breach or default or an acquiescence therein, nor will any similar breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or the Purchaser of any breach or default under this Agreement or any waiver on the part of the Company or the Purchaser of any provisions or conditions of this Agreement must be in writing and will be effective only to the extent specifically set forth in such writing. As to the Purchaser or its permitted assignees, no waiver of any provision of this Agreement will be effective without a written consent signed by holders of at least a majority of the then outstanding Purchased Stock and Conversion Stock.

10.13 Breach. In the event of a claimed breach of any provision of this Agreement, the party claiming breach shall give written notice (the "Notice of Breach") to the party against whom breach is claimed, specifying the nature of the breach claimed. The party against whom breach is claimed shall have thirty
(30) days from the date of the Notice of Breach to: (i) cure the event giving rise to the claimed breach or substantially commence cure of such event (if such event is capable of cure within ninety (90) days of its occurrence), giving appropriate evidence of such cure or commencement of cure to the party claiming breach; (ii) deny that a breach has occurred, providing a written response outlining the basis of its conclusion; or (iii) acknowledge that the asserted breach has occurred.

10.14 Remedies. No remedy herein conferred is intended to be exclusive of any other remedy herein or as provided by law, but each shall be cumulative and shall be in addition to every other remedy set forth in this Agreement, the Exhibits, or existing at law, in equity, or by statute. The parties specifically acknowledge that under certain circumstances the parties may be entitled to specific performance and/or injunctive relief where without such remedies the damage to the injured parties may be irreparable and money damages inadequate. Moreover, in any suit between or among the parties hereto for such breach of any of the provisions hereof, the prevailing party in such suit shall be entitled to receive from the breaching party reasonable attorneys' fees and disbursements incurred in the prosecution of such suit.




                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


      THE COMPANY:        CORGENIX MEDICAL CORPORATION,
                          a Nevada corporation


                           By: /s/ Douglass T. Simpson
                           Its: President





      PURCHASER:          MEDICAL  &  BIOLOGICAL   LABORATORIES  CO.,  LTD.,  a
                          corporation organized under the laws of Japan


                          By:  /s/Sachiko Suno
                          Its: Chairperson

                               EXHIBITS CHECKLIST



   Exhibit                     Title

      A                   Warrant

      B                   Distribution Agreement

      C                   Company Schedule of Exceptions

      D                   Registration Rights Agreement

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NO SALE OR OTHER DISPOSITION OF THE SAME MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER THE ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL ON BEHALF OF THE HOLDER HEREOF, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. IN ADDITION, THE TRANSFERABILITY OF THE SECURITIES REPRESENTED BY THIS WARRANT IS SUBJECT TO ALL OF THE TERMS AND PROVISIONS HEREOF, INCLUDING THOSE CONTAINED IN EXHIBIT A ATTACHED HERETO.


Void after 5:00 P.M., Denver                   Right to Shares of
Time, on July 3, 2007                          the Common Stock of
                                               Corgenix Medical Corporation

                          CORGENIX MEDICAL CORPORATION
                          COMMON STOCK PURCHASE WARRANT

      Corgenix Medical Corporation, a Nevada corporation (the "Company"), hereby certifies that for value received, Medical & Biological Laboratories Co., Ltd., a corporation organized under the laws of Japan, or its assigns (the "Holder") is entitled to purchase, subject to the terms and conditions hereinafter set forth, such number of fully paid and non-assessable shares of the common stock of the Company (the "Common Stock") as determined in accordance with Section 1 below.

1. NUMBER OF SHARES; EXERCISE PRICE. The Holder of this Warrant shall be entitled to purchase 880,282 shares of Common Stock (the "Common Shares"). [The number of shares of Common Stock shall be equal to the Market Formula (defined below). The "Market Formula" shall be equal to the quotient obtained by dividing U.S. $500,000 by the average of the closing price for the Company's Common Stock for the ten (10) Actual Trading Days (defined below) prior to the effective date of this Agreement. An "Actual Trading Day" shall mean any day on which a trade of Common Stock shall occur on the U.S. Over-the-Counter market.]

      For purposes of this Warrant, "Exercise Price" shall be equal to $ .568 per share. [Price shall be equal to the Market Formula] The Exercise Price shall be adjusted for stock splits, the payment of dividends with respect to the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, including without limitation, merger, consolidation, reorganization, reincorporation or other change in corporation structure.

2. EXERCISE. This Warrant may be exercised prior to the VOID date set forth above, but only during the term and continuance of that certain Distribution Agreement & OEM Supply Agreement dated as of March 14, 2002 between the Company and RhiGene Inc, a domestic U.S. subsidiary of Holder (the "Distribution Agreement"), by submitting at the office of the Company at 12061 Tejon Street, Westminster, CO 80234, or at such other office as the Company may designate by notice in writing provided not less than thirty (30) days prior to the indicated intended effective date of exercise, this Warrant, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form. Holder shall pay the Exercise Price in lawful money of the United States. As promptly as practicable after surrender of this Warrant and receipt of such Exercise Price, the Company shall issue and deliver to Holder a certificate or certificates for the Common Shares, in certificates of such denominations, and in such names as Holder may specify, together with any other stock, securities or property that such Holder may be entitled to receive pursuant to Section 8 below. In the event Holder shall purchase less than all the Common Shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver to Holder a new Warrant of like tenor for the balance of the Common Shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office in proper form for exercise, Holder shall be deemed to be the Holder of record of the Common Shares issued upon such exercise, effective as of the effective date of exercise set forth in such exercise notice.

3. RESERVATION OF STOCK. The Company covenants to make available, solely for issuance and delivery upon the exercise of this Warrant, the number of Common Shares from time to time issuable upon the exercise of this Warrant. All Common Shares issued upon the exercise of this Warrant shall be duly authorized, fully paid, and non-assessable with no liability therefore on the part of Holder, and the Company will pay all taxes (excluding any income taxes payable by Holder) in connection with the issuance thereof.

4. CERTIFICATE AS TO ADJUSTMENTS IN EXERCISE PRICE. Upon the occurrence of any event requiring an adjustment of the Exercise Price, the Company, at its expense, shall promptly compute the amount of such adjustment in accordance with the terms hereof and prepare and furnish to Holder of this Warrant a certificate of a duly authorized officer of the Company setting forth the amount of such adjustment and showing in detail the facts upon which such adjustment is based. The Company shall, upon the written request at any time of Holder of the Warrant, furnish to such Holder a like certificate setting forth (a) any adjustments; (b) the then-current Exercise Price at the time in effect; and (c) the number of Common Shares and the amount, if any, of other property which would then be received upon the exercise of this Warrant.

5. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Shares of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding Common Shares) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, ensure that Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property received upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a Holder of the number of Common Shares that might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The Company shall also ensure that any provision pertaining to adjustments shall be as substantially similar as practicable to the adjustments mechanisms set forth in this Warrant. The terms of this Section 5 shall similarly apply to successive reclassifications, capital reorganizations or other changes of shares of Common Shares and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional Common Shares shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Shares, any such issue shall be treated as an issue of Common Shares covered by the provisions of Section 4 hereof.

6. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Common Shares purchasable hereunder. Any transfer or assignment of this Warrant may, subject to the provisions of applicable federal and state securities laws and the terms of Section 10 and Exhibit A hereto, be made upon surrender of this Warrant to the Company with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such duly execute Assignment Form, this Warrant shall promptly be cancelled, and in the case of a transfer or assignment of the right to purchase less than all of the Common Shares purchasable under this Warrant, the Company shall execute and deliver to Holder a new Warrant of like tenor for the balance of the Common Shares purchasable hereunder. Upon the Company's receipt of (a) satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant; (b) in the case of loss, theft or destruction, a reasonably satisfactory indemnification agreement from the Holder hereof; and (c) if mutilated, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

7. DISSOLUTION OR LIQUIDATION; DIVIDENDS AND DISTRIBUTIONS. (a) The Company shall deliver to Holder fifteen (15) days' prior written notice of any proposed distribution of the assets of the Company, and shall make no distributions to its shareholders prior to the expiration of such fifteen-day period. Upon receipt of such notice, Holder may exercise this Warrant at any time prior to the expiration of such fifteen-day period and thereafter receive any distributions made to shareholders of the Company in connection with such dissolution or liquidation.

(b) The Company shall deliver to Holder thirty (30) days' prior written notice of the record date or payment date of any proposed dividend or distribution to its shareholders.

8. NOTIFICATION OF CORPORATE MATTERS. Prior to the issuance of any Common Shares to Holder pursuant to exercise of the Warrant, the Company shall deliver to such Holder prior written notice of any matter (i) involving an initial public offering of the capital stock of the Company, (ii) any sale of substantially all the assets of the Company, (iii) any agreement regarding the sale of the Company's outstanding capital stock, or (iv) submitted to its shareholders (whether such matter is submitted to a vote, written consent or other approval) (the events described in the foregoing items (i) - (iv) each being a "Notice Matter"). Such notice shall be delivered at the same time and in the same manner as would notice provided to the shareholders of the Company regarding a shareholder voting matter, and in any event shall be delivered at least forty-five (45) days prior to the earlier of (x) the record date or the date fixed for action on Notice Matter or (y) the closing date for the event which is the subject of the Notice Matter.

9. NOTICE. Any notice required or permitted by the terms of this Warrant shall be given in writing and effective upon personal delivery or three (3) calendar days after being sent Certified Mail, postage prepaid, return receipt requested, and addressed to the appropriate party at the address set forth in the Note for such party, or at such other address as that party may have previously designated by notice given to the other in accordance with this Section 9.

10. NO ASSIGNMENT. This Warrant may not be assigned or otherwise transferred by Holder without the prior written consent of the Company, which consent shall not be unreasonably withheld if Holder is in compliance with Rule 144 under the Securities Act and the restrictions on transfer set forth in Exhibit A attached hereto, or provides an effective registration statement related thereto or an opinion of counsel on behalf of Holder, satisfactory to the Company, that such registration is not required under the Securities Act or receipt of a no-action letter from the Securities and Exchange Commission.

11. GOVERNING LAW. The laws of the State of Colorado shall govern the validity and interpretation of this Warrant. The parties agree that any action or proceeding commenced under or with respect to this Warrant shall be brought only in the county or district courts of Boulder County, Colorado, and the parties irrevocably consent to the jurisdiction of such courts and waive any right to alter or change venue, including by removal.

12. ENTIRE AGREEMENT; SEVERABILITY; AMENDMENTS. This Warrant constitutes the entire understanding or agreement between the parties with respect to the subject matter hereof, and there is no understanding or agreement, oral or written, which is not set forth herein or therein. In the event any provision of this Warrant shall be prohibited or unenforceable in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law, or if for any reason it is not deemed so modified, it shall be ineffective only to the extent of such prohibition or unenforceability without affecting the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. This Warrant may not be amended, modified, or changed, nor shall any waiver by Holder of any provision of this Warrant be effective, except by written instrument signed by the party against whom enforcement of such amendment, modification, or waiver is sought.

13. EXPIRATION. The right to exercise this Warrant shall expire on July 3, 2007, at 5:00 p.m., Denver time.

Dated: July 3, 2002

                                          Corgenix Medical Corporation,
                                          a Nevada corporation

                                          By:    /s/ Douglass T. Simpson

                                          Title:  President

                                  PURCHASE FORM


                                            Dated_____________, __________

      The undersigned hereby irrevocably elects to exercise the attached Warrant to the extent of purchasing ____________ shares of Common Stock of Corgenix Medical Corporation, and hereby makes payment in full therefor at the Exercise Price set forth in such Warrant.



                               Signature:   _________________________________

                               Address:     _________________________________


---------------------------------

                                 ASSIGNMENT FORM


      FOR VALUE RECEIVED, __________________________________________________
hereby sells, assigns and transfer unto

Name
--------------------------------------------------------------------------
      (Please print in block letters)

Address_________________________________________________________________________

the right to purchase Common Stock of Corgenix Medical Corporation, represented by the attached Warrant to the extent of ________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________________________, attorney, to transfer the same on the books of Corgenix Medical Corporation, with full power of substitution in the premises.


Signature:____________________________

Dated ____________, _______

                                    EXHIBIT A
                         RESTRICTIONS ON TRANSFERABILITY


(1) This Warrant and the Common Shares issuable upon its exercise are restricted securities within the meaning of Rule 144 of the Securities and Exchange Commission (the "Commission") promulgated pursuant to the Securities Act of 1933 as amended (the "Securities Act"); such securities are not registered and must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state and foreign securities laws, or unless an exemption from registration is available thereunder; in any event, the exemption from registration under Rule 144 will not be available for at least one year from the date of acquisition of the common shares, and even then may not be available unless (a) a public trading market then exists for the Common Shares; (b) adequate information concerning the Company is then available to the public; and (c) other terms and conditions of Rule 144 are complied with; and any sale of such securities may be made by such Holder only in limited amounts in accordance with such terms and conditions or any other applicable exemption from registration under the Securities Act.

(2) Each certificate representing the Common Shares, this Warrant, and any other securities issued in respect of any such shares upon any stock split, stock dividend, recapitalization, merger, or similar events (unless no longer required in the opinion of counsel for the Company) will be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any other legends required under state securities laws applicable to any Holder in the reasonable opinion of the Company's counsel):

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION THEREFROM UNDER SAID ACT AND LAWS. IN ADDITION, THE TRANSFERABILITY OF THESE SECURITIES IS SUBJECT TO THE PROVISIONS OF A COMMON STOCK WARRANT ISSUED TO A CERTAIN HOLDER AND DATED AS OF JULY 3, 2002 A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER'S PRINCIPAL EXECUTIVE OFFICE.

(3) These securities shall not be transferred, and the Company shall not be required to register any transfer of such securities on the books of the Company, unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to it prior to such transfer that registration under the Securities Act is not required in connection with the transaction resulting in such transfer; provided, however, that no such opinion of counsel shall be required in order to effectuate a transfer in accordance with the provisions of Rule 144(k) promulgated under the Securities Act. Holder hereby consents to the notation of "STOP TRANSFER" restrictions in the Company's stock transfer books relative to its holdings of such shares to assist in the enforcement of the limitations set forth herein.

                 DISTRIBUTION AGREEMENT & OEM SUPPLY AGREEMENT

This Distribution Agreement ("Agreement") is entered into as of 3/14/02 between:

    RhiGene Inc. with its principal place of business at 455 State St., Suite 104 Des Plaines, Illinois, USA (hereafter called "RhiGene")

and:

    Corgenix, Inc. with its principal place of business at 12061 Tejon St., Westminster, Colorado, USA (hereafter called the "Distributor").

                                   WITNESSETH

WHEREAS, the Distributor desires to undertake the distribution of RhiGene products in the territory on an exclusive basis, and whereas RhiGene desires to appoint the Distributor to perform such services, subject to the terms and conditions of this Agreement.

WHEREAS, the Distributor desires to undertake the distribution of OEM labeled product (defined below) in the territory, and whereas RhiGene desires to appoint the Distributor to perform such services, subject to the terms and conditions of this Agreement.

NOW THEREFORE, for the reasons stated above, and in consideration of the mutual covenants and conditions of the Agreement, the parties hereby agree as follows:


ARTICLE 1  DEFINITIONS

For the purpose of this Agreement, the following terms shall have definitions as follows:

( ) "Products " shall mean RhiGene diagnostic test kits listed in Exhibit A.

( ) "Territory" shall mean (i) North (excluding Mexico), Central and South
    America (collectively, the "RhiGene Label Territory") and (ii) the rest of the world (excluding Japan, Korea and Taiwan) (collectively, the "OEM Label Territory")..

( ) "Label" shall mean every label and package insert used for RhiGene products.
    Depending on the country where the Product is distributed pursuant to
    Section 2.1, the Label will bear either the RhiGene name (hereafter "RhiGene Label") or the Corgenix name (hereafter "OEM Label").


ARTICLE 2  APPOINTMENT

( ) a) Subject to the terms and conditions contained herein, RhiGene grants to the Distributor the exclusive and non-transferable rights to sell the Products under the RhiGene Label in the RhiGene Label Territory.

    b) RhiGene grants to the Distributor the non-exclusive and non-transferable right to sell the Products except the kits specified in Exhibit A under OEM Label in the OEM Label Territory.

( ) The Distributor may appoint sub-distributors, dealers, agents or other third parties for distribution of the Products in the Territory; provided that (i) the Distributor shall provide RhiGene in advance in writing with a name, address, telephone and facsimile number of and contact person for such third party; (ii) the Distributor shall notify such third party of the Distributor's obligations hereunder and ensure that such third party will distribute the Products in compliance with the terms of this Agreement; and
    (iii) the Distributor shall be responsible for any action or inaction of such third party and shall indemnify and hold RhiGene harmless from, and all damages, losses, expenses or claims arising out of or in connection with such third party's distribution of the Products.

( ) The products may not be sold or used for any purpose other than in vitro use. Without limiting the generality of the foregoing, no Products may be sold for any use whatsoever in human beings.


ARTICLE 3  DUTIES AS A DISTRIBUTOR

( ) The Distributor shall use its best efforts at its sole expense to promote, market and sell the Products to obtain the maximum sales in the Territory. The Products shall be sold under RhiGene Label or OEM Label depending on the portion of the Territory where sold.

( ) In order to promote and extend the sales of the Products throughout the Territory, the Distributor will undertake at its expense all necessary advertising and promotion (including journal advertisements, booklets, posters, literature and exhibitions at scientific meetings).

( ) The Distributor undertakes to maintain an adequate trained sales force and technical staff sufficient to service the needs of the customers in the Territory.

( ) Subject to the purchase of the prescribed minimum quantity, the Distributor is authorized to stock at its chosen location, sufficient quantities of the Products to satisfy promptly the needs of the customers in the Territory.

( ) The Distributor undertakes to maintain all records related to the sales of the Products in the Territory. The Distributor shall provide to RhiGene such periodic written reports of its promotional activities and results as RhiGene shall reasonably request.

( ) The Distributor shall comply at its own expense with current regulations applicable to the distribution, sale, or use of any of the Products. If current regulations applicable to the distribution, sale or use of any of the Products change, then RhiGene and the Distributor will negotiate in good faith the means of complying with such new regulations.

( ) During the term hereof, the Distributor shall not:

( ) do any act or thing which may prevent or interfere with the promotion or sale of the Products in the Territory; or

   b) sell or be in any way concerned in the sale of any products in the Territory which shall or may compete with the Products (Competing Products), nor be interested directly or indirectly in any business firm or company manufacturing or selling products in the Territory; provided, however, that Distributor may continue to sell OEM labeled products derived from different manufacturers to Distributor's current autoimmune product distributors in Europe, Africa and Asia (except Japan, Korea and Taiwan) by the end of 2002. Distributor will convert the existing distributors from the current products to the RhiGene/Corgenix labeled products by the end of 2002.
ARTICLE 4  DUTIES OF RHIGENE

( ) RhiGene shall supply the Products in accordance with the current product specifications as specified on Exhibit B, and shall, subject to availability, ship all Products for which purchase orders have been submitted by the Distributor and accepted by RhiGene.

( ) RhiGene shall furnish to the Distributor, reasonable quantities of catalogs, product data, descriptions, brochures, advertising materials and photographs.

( ) RhiGene shall not directly or indirectly sell the Products in the Territory.
    RhiGene shall transfer to the Distributor any sales leads from a customer located in the RhiGene Label Territory obtained from its marketing efforts, including but not limited to advertising, exhibitions, etc.

( ) RhiGene shall provide, without charge, technical and sales training to a minimum of two representatives of the Distributor at RhiGene's premises or such other location as RhiGene shall determine; provided, however, that RhiGene shall not be responsible for the payment of related travel and lodging expenses.


ARTICLE 5  WARRANTY  AND  SPECIFICATIONS

( ) RhiGene warrants that the Products shall meet the specifications stated in its catalog and its package inserts. The shelf life of the Products is described in Exhibit B. Residual shelf life of each item is determined by RhiGene. The residual shelf life at the time of delivery to the Distributor shall be, for Products which have more than six months shelf life, at least four (4) months after the date of delivery to the Distributor.

( ) The Distributor shall have the right to refuse to accept Products which do not conform to 5.1.

( ) RhiGene shall have the right to modify Product specifications and shall notify the Distributor in writing of any such modification.

( ) The Products shall be distributed and sold as delivered by RhiGene. If the Products are altered in any way by the Distributor (other than by the addition of OEM packaging for which the Distributor is responsible), RhiGene shall be relieved of any warranty for Product quality.

( ) RhiGene shall supply Products which meet the specifications. When the quality, materials or workmanship of the Products are found by the Distributor not to conform to the specifications, the Distributor shall notify RhiGene in writing within four (4) months of receipt of the Products. In such event RhiGene will accept return of such non-conforming Products and will replace them at RhiGene's cost, or will reimburse the cost of such Products to the Distributor.


ARTICLE 6  TRADEMARKS, PROPRIETARY RIGHTS & CONFIDENTIALITY

   The Distributor shall have the right to promote and sell Products in the RhiGene Label Territory under RhiGene's trademarks, which trademarks shall be and shall remain the exclusive property of RhiGene. The Distributor recognizes that RhiGene is the exclusive owner of all trademarks, trade names, designs, and logos used with the Products and that the Distributor has no right or interest in such trademarks, trade names, designs or logos other than those explicitly granted in the Agreement. RhiGene grants to the Distributor the royalty-free, non-exclusive right to use any RhiGene trademarks, trade names, designs and logos for the Products during the terms of this Agreement in the RhiGene Label Territory for limited purpose of promoting sale of the Products. All rights of the Distributor under this paragraph shall cease immediately upon termination or expiration of this Agreement.


ARTICLE 7  MINIMUM PURCHASE

   The Distributor agrees to purchase the following minimum amounts of Products from RhiGene (net price) during the term of this Agreement.

     Year 1 (April 1, 2002 - March 31, 2003) : US$ 175,000 Year 2 (April 1, 2003
          - March 31, 2004) : US$ 660,000 Year 3 (April 1, 2004 - March 31,
          2005) : US$ 860,000


ARTICLE 8  DURATION AND TERMINATION

( )   This Agreement shall be effective from            for a three (3) year
                                             ----------
    period, i.e. until                    .
                       -------------------

( ) Both parties will meet four (4) months prior to the expiration of the Agreement in order to agree on the renewal of the present Agreement. If the parties shall not agree to the renewal term, this Agreement shall terminate automatically and without notice on .

( ) The parties shall meet three (3) months before the end of each year to review sales progress. If the Distributor does not in any year of the Agreement reach the minimum purchase amount of the Products specified in
    ARTICLE 7, RhiGene shall have the option, but not the obligation, to terminate this Agreement with ninety (90) days advance written notice.

( ) In the event of any termination hereunder (other than a termination resulting from a breach of this Agreement by the Distributor), RhiGene shall meet any outstanding written order of the Distributor's customers, and the Distributor shall be permitted to sell any Products in its inventory in accordance with the terms of this Agreement. In the event of a termination hereunder, the Distributor shall pay RhiGene immediately any money owed in respect of Products delivered hereunder and shall promptly return to RhiGene at the Distributor's expense any technical information or other material concerning any of the Products in its possession. In the event of a termination of this Agreement resulting from a breach of this Agreement by the Distributor, RhiGene shall not be obligated to meet any outstanding orders of the Distributor's customers and the Distributor shall promptly return to RhiGene at the Distributor's expense any Products then in its inventory.


ARTICLE 9  PRICE

( ) The prices of Products applicable to the Distributor are in US currency
    "US$", FOB Nagoya, as specified on Exhibit B.

( ) RhiGene reserves the right to revise its prices at the end of each year effective on the anniversary date of the signing of this Agreement; provided, however, that (i) orders placed by the Distributor which have previously been acknowledged by RhiGene shall not be affected by any increase in prices without the Distributor's specific written consent; (ii) RhiGene will give the Distributor sixty(60) days advance notice and consult in good faith with the Distributor prior to any such revision of prices; and
    (iii) no adjustment to the prices shall reflect an increase greater than the rate of increase in the United Sate Consumer Price Index - All Urban Consumers, published by the United States Department of Commerce since the date of any previous adjustment to the prices.


ARTICLE 10  PURCHASE, SHIPMENT AND PAYMENT

( ) The Distributor shall submit to RhiGene by fax (fax no. 847 375-9093) a written purchase order for each Product sold by it, which order will be deemed accepted unless expressly rejected by RhiGene by fax within two days after the receipt of the purchase order. All orders shall be shipped from MBL (RhiGene's parent company) to Westminster, CO USA by FOB Nagoya. Risk of damage or loss shall pass to the Distributor upon delivery to the courier. The Distributor may not cancel an order for any products after the Product has been shipped.

( ) All orders received and accepted by RhiGene from the Distributor shall be shipped by MBL as soon as practicable; however, neither RhiGene nor MBL shall be responsible for delays caused by governmental orders or requirements, transportation conditions, labeling or material shortages, strikes, fires or any other cause beyond RheGene or MBL's control. The Distributor has the option to cancel without penalty a purchase order which was not be shipped within two (2) weeks after the date of the purchase order.

( ) Payments are to be made within sixty (60) days from the date of invoice. If the Distributor fails to pay any amounts due and owing during such sixty
    (60) days period, the Distributor shall be liable for interest on the overdue amount at a rate of 10% per annum; provided, however, if the Distributor has an appropriate reason for the failure to make timely payment, the interest charge may be excused with RhiGene's agreement.


ARTICLE 11  FORECASTS

   The Distributor promises to supply RhiGene with forecast figures every three
(3) months.

ARTICLE 12  LIABILITY AND INDEMNITY

( ) The parties each agree to maintain during the term hereof liability insurance for personal injury and property damage. Such insurance shall cover each party's respective obligations and indemnification as provided under the sections below.

( ) The Distributor agrees to indemnify, defend and hold harmless RhiGene from any and all damages or losses that:

b) are directly or proximately caused by the willful misconduct or negligence of the Distributor or officers, employees or agents, or relate to any failure by the Distributor to comply with any terms hereunder including, without limitation, applicable laws and regulations regarding the sale of Products by the Distributor pursuant to this Agreement. (?) RhiGene agrees to indemnify, defend and hold harmless the Distributor from any and all damages or losses that:

c)    are  directly  or  proximately   caused  by  the  willful  misconduct  or
          negligence of RhiGene or its officers, employees or agents, or

d)    relate to any failure by RhiGene to comply with any terms hereunder.


( ) The obligations contained in this Section 12 shall continue in full force and effect after the termination of this Agreement.


ARTICLE 13  AMENDMENTS AND MODIFICATIONS

a) Any amendment or modification to this Agreement must be made in writing and signed by both parties hereto

b) If any clause of this Agreement is held to be illegal, void or unenforceable, all other terms of this Agreement shall remain valid.

ARTICLE 14  PROVISION FOR EARLY TERMINATION

( )   Upon the occurrence of any of the following:

( )   either party enters bankruptcy or other insolvency proceedings or assigns a substantial portion of its assets for the benefit of creditors, or
( ) either party enters into liquidation proceedings, transfers all or substantiall all of its assets or is acquired by a third party through merger or the acquisition of a controlling equity interest, or
( ) either party commits a breach of this Agreement and that breach is not remedied to the satisfaction of other party within thirty days after specific written notice of the breach then in such event the other party may terminate this Agreement with immediate effect upon written notice to the offending party.

( ) If either party ceases to be in the business of distribution or manufacture, as the case may be, of diagnostic test kits, such party may terminate this Agreement by giving a six (6) months prior written notice to the other party.

( ) Upon expiration or earlier termination of this Agreement, neither party shall be entitled to any termination fee or other compensation of any kind, unless expressly provided for herein.

14.4  The provision of paragraph 8.4 shall apply to this article.


ARTICLE 15  SETTLEMENT OF DISPUTES AND APPLICABLE JURISDICTION
----------------------------------------------------------------

a) The parties hereto sincerely intend to conduct their business relationship under the terms of this Agreement in mutual trust.

b) If, however, contrary to all expectation, an agreement can not be reached, any difference relating to the application or the fulfillment of the clauses of this Agreement shall be resolved in federal or state courts located in the State of Illinois, USA.

c) This Agreement shall be governed be and be construed under the law of the State of Illinois, USA.
    IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                               RHIGENE INC.



                               By:             /s/ Sachiko Suno
                               Name:              Sachiko Suno
                               Title:        President and CEO


                               CORGENIX, INC.



                               By:        /s/ Luis R. Lopez, MD
                               Name:         Luis R. Lopez, MD
                               Title:                      CEO


LIST OF EXHIBITS

EXHIBIT A  Products

          In Europe, Africa, Asia and Mexico, exclude MESACUP Dsg-1/-3 and BP-180 Kit


EXHIBIT B  Price list; Transfer price and shelf life of Products

                                    EXHIBIT C

                          CORGENIX MEDICAL CORPORATION
                             SCHEDULE OF EXCEPTIONS

Section 5.2 HealthOutfitters.com, Inc. The Company intends to dissolve its wholly-owned subsidiary, HealthOutfitters.com, Inc., effective June 30, 2002. The Company estimates that it will recognize a loss from discontinued operations of approximately $425,000 in connection with this dissolution. Such loss is due primarily to the write-off of previously capitalized software development costs.

Section 5.8 Title to Property. The Company has pledged all of its assets as collateral for a note (the "SBA Note") to Vectra Bank Colorado, N.A., in connection with a loan under the provisions of the U.S. Small Business Administration (the "SBA"). At March 31, 2002, $652,665.00 in principal amount remained outstanding under the SBA Note.

The Company also maintains a $300,000 revolving line of credit with Vectra Bank Colorado, N.A., secured by pledge of all of the Company's accounts receivable and inventory. As of the date of the Agreement, $70,000.00 in principal amount was outstanding under the foregoing line of credit.

Section 5.12 Proprietary Rights. As described above under Section 5.8, the Company has granted a security interest in its Proprietary Rights under the SBA Note.

                          CORGENIX MEDICAL CORPORATION





                          REGISTRATION RIGHTS AGREEMENT







                                 June ___, 2002

                                TABLE OF CONTENTS



1.    REGISTRATION UNDER THE SECURITIES ACT OF 1933.1

  SECTION 1.1   CERTAIN DEFINITIONS.3
  SECTION 1.2   PROPOSED TRANSFERS. 4
  SECTION 1.3   COMPANY REGISTRATION.     5
    (A)    Notice and Piggyback Rights.   5
    (B)    Underwriting; Limits.    6
    (C)    Waiver.   6
  SECTION 1.4   REGISTRATION AT THE REQUEST OF THE HOLDERS.   6
    (A)    Request; Mechanics. 6
    (B)    Exceptions.    7
    (C)    Underwriting.  8
    (D)    Form S-3. 8
  SECTION 1.5   EXPENSES OF REGISTRATION. 8
    (A)    Registration Expenses.   8
    (B)    Selling Expenses.   9
    (C)    Legal Expenses. 9
    (D)    Ineffective Requested Registration. 9
  SECTION 1.6   REGISTRATION PROCEDURES.  9
  SECTION 1.7   INDEMNIFICATION.    10
    (A)    Company's Obligation to Indemnify.  10
      (1)       Generally.10
      (2)       Reimbursement.10
      (3)       Limitation.    10
      (4)       Survival of Obligation.   10
    (B)    Holder's Obligation to Indemnify.   11
      (1)       Generally.11
      (2)       Reimbursement. 11
      (3)       Limitation.    11
      (4)       Survival of Obligation of the Holders.   11
    (C)    Indemnifying Party May Assume Defense.   11
      (1)       Generally.11
      (2)       Settlement Approval, Release Required.   12
    (D)    Contribution.  12
  SECTION 1.8   INFORMATION BY HOLDER.    12
  SECTION 1.9   RULE 144 REPORTING. 12
  SECTION 1.10  TRANSFER OF REGISTRATION RIGHTS.    13
  SECTION 1.11  LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.13
  SECTION 1.12  TERMINATION OF REGISTRATION RIGHTS. 13
  SECTION 1.13  LOCKUP.   ERROR! BOOKMARK NOT DEFINED.

2.    MISCELLANEOUS. 13

  SECTION 2.1   SURVIVAL OF COVENANTS; SUCCESSORS AND ASSIGNS.13
  SECTION 2.2   ASSIGNABILITY OF RIGHTS.  14
  SECTION 2.3   COMMUNICATIONS AND NOTICES.    14
  SECTION 2.4   LAW GOVERNING AND VENUE.  15
  SECTION 2.5   SUBSEQUENT INSTRUMENTS AND ACTS.    15
  SECTION 2.6   SEVERABILITY.  15
  SECTION 2.7   ENTIRE AGREEMENT; AMENDMENTS.  15
  SECTION 2.8   DELAYS, OMISSIONS, AND WAIVERS.     16
  SECTION 2.9   AUTHORIZATION. 16
  SECTION 2.10  GENDER, NUMBER AND TENSE. 16
  SECTION 2.11  HEADINGS. 16
  SECTION 2.12  COUNTERPARTS.  16
  SECTION 2.13  REMEDIES. 16

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (the "Agreement") is made and entered into effective as of June ___, 2002, among CORGENIX MEDICAL CORPORATION, a Nevada corporation (the "Company") and MEDICAL & BIOLOGICAL LABORATORIES CO., LTD., a corporation organized under the laws of Japan (the "Investor").

                                    RECITALS

      A. The Investor and the Company are parties to a Common Stock Purchase Agreement of even date herewith and as it may be amended from time to time (the "Stock Purchase Agreement") whereby the Investor has purchased shares of the Company's Common Stock.

      B. The Investor is willing to have all of its rights with respect to registration of its Registrable Securities (as defined below) under the Securities Act of 1933, as amended, governed by this Agreement.

                                      TERMS

      NOW, THEREFORE, the parties hereto agree as follows:
A.    REGISTRATION UNDER THE SECURITIES ACT OF 1933.

1.    Certain  Definitions.  As used in this  Section  l, the  following  terms
      --------------------
shall have the following respective meanings:

           "Blue Sky laws" shall mean the securities regulation laws of any political subdivision of the United States.

           "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

           "Distribution Agreement" shall mean that certain Distribution Agreement & OEM Supply Agreement dated effective as of March 14, 2002, between the Company and RhiGene Inc., a U.S. subsidiary of the Investor (the "Investor Subsidiary").

           "Holder" shall mean any holder of outstanding Registrable Securities.

           "Initiating Holders" shall mean those Holders of not less than fifty-one percent (51%) of the aggregate of all then outstanding Registrable Securities at the time a registration under Section 1.4 below is requested.

           The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

           "Purchased Stock" under this Agreement shall mean and include all shares of the Company's Common Stock issued under the Stock Purchase Agreement and upon exercise of the Warrant (as defined in the Stock Purchase Agreement).

           "Registrable Securities" means the Purchased Stock and any other Common Stock issued or issuable with respect to any of the Purchased Stock by way of dividend, stock-split, recapitalization, or the like. Registrable Securities do not include any securities that have been registered pursuant to a registration statement under the Securities Act and sold pursuant thereto or that have become eligible for public resale pursuant to Rule 144 (k) under the Securities Act.

           "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 1.6 below, including, by way of illustration only and without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses not included in Selling Expenses, the expense of any audits or financial statement reviews incident to or required by any such registration (including the expense of any cold comfort letters), and Blue Sky fees and expenses (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

           "Restricted Securities" shall mean the securities of the Company required to bear a legend substantially the same as the legend set forth in
Section 1.2(D) of this Agreement.

           "Securities Act" shall mean the Securities Act of 1933, as amended.

           "Selling Expenses" shall mean the underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

2.    Proposed   Transfers.   The  Holder  of  each  certificate   representing
      --------------------
Registrable Securities, by entering into this Agreement and accepting those securities, agrees to comply in all respects with the following provisions:

Section 2.1 Prior to any proposed transfer of any Registrable Securities (other than under circumstances described in Section 1.3 and Section 1.4 below), the Holder of those Registrable Securities shall give written notice to the Company of such Holder's intention to effect the transfer, together with a detailed statement of the circumstances surrounding the proposed transfer; provided, however, that the Holder need not provide such notice with respect to Registrable Securities for which the Company has previously issued unlegended certificates.

Section 2.2 Such notice shall, if reasonably requested by the Company, also be accompanied by a written opinion of legal counsel (both of which, counsel and opinion, shall be reasonably satisfactory to the Company and its counsel) stating that the proposed transfer of the Registrable Securities may be effected without registration under the Securities Act and without Blue Sky qualification.

Section 2.3 Having satisfied Subsection 1.2(B) above, the Holder of such Registrable Securities shall be entitled to transfer the Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company.

Section 2.4 Each certificate evidencing the Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend in substantially the following form in addition to any legend required under applicable state securities laws:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

The Company shall remove such restrictive legend upon the request of any Holder if (1) the Company has received a written opinion of legal counsel (both of which, counsel and opinion, shall be reasonably satisfactory to the Company and its counsel) to the effect that registration of any and all future transfers is not required, (2) an appropriate registration statement with respect to such Registrable Securities has been filed by the Company with the Commission and declared effective by the Commission, or (3) such transfer has been made in compliance with the requirements of Rule 144 or its successor. In these events, the Company shall cause new certificates without the above legend to be issued promptly to the Holder in exchange for outstanding legended certificates.

3.    Company Registration.
      --------------------

Section 3.1 Notice and Piggyback Rights. If at any time the Company shall decide to register in connection with a public offering any of its securities solely for cash, the Company will:

(A) promptly give to each Holder written notice of the registration (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky laws); and

(B) include in such registration (and any related Blue Sky qualification or other compliance reasonably requested by Holders in order to sell such securities), and in any underwriting involved, all the Registrable Securities specified in a written request, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Subsection 1.3(B) below.

                The provisions of this Subsection 1.3(A) do not apply to any of the following: (i) the Company's initial public offering of its Common Stock,
(ii) a registration on any registration form that would not permit secondary sales by a Holder, (iii) a registration that relates solely to employee benefit plans, (iv) a registration that relates solely to a Commission Rule 145 transaction, or (v) a registration on Form S-4, Form S-8, or any replacement form.

Section 3.2 Underwriting; Limits. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Subsection 1.3(A). All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected by the Company. Notwithstanding any other provision of this Section 1.3, if the underwriter determines that marketing factors require a limitation of the amount of securities to be registered, the Company may exclude any or all of the Registrable Securities requested to be included, pro rata among the respective Holders on the basis of the amount of Registrable Securities requested to be registered by each Holder. However, (i) no Registrable Securities may be excluded from such registration until the securities of Company employees, officers and directors possessing registration rights shall have been first excluded on a pro rata basis; and (ii) if any of the Registrable Securities are so excluded, no party shall sell securities in such registration other than the Company and any third party invoking a demand registration right. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter within five (5) days after receipt of such notice, and any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from registration.

Waiver. The Holders' rights under this Section 1.3 may be waived as to any particular offering by the Holders of fifty-one percent (51%) or more of all Registrable Securities.

4.    Registration at the Request of the Holders.
      ------------------------------------------

Section 4.1 Request; Mechanics. The Initiating Holders may, at any time after the termination of the Distribution Agreement (other than a termination thereof due to elective termination by the Investor Subsidiary or termination thereof for cause due to breach by the Investor Subsidiary), upon delivery of written notice to the Company specifying this Section 1.4(A), require the Company to use its best efforts to prepare and file a registration statement and other qualifications or compliances with respect to all or part of the Registrable Securities. In the event of such a request, the Company will: Promptly give written notice of the proposed registration, qualification or compliance to all other Holders; Use its diligent efforts to file as soon as practicable all such registrations, qualifications and compliances as may be so requested and as would facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in their request; Include in such registrations, qualifications, and compliances the Registrable Securities of any Holders who ask in writing, within thirty (30) days after receipt of notice under Subsection 1.4(A)(1), to join in such request; The Company may be required to prepare, file and keep effective a registration statement under this
Section 1.4(A) on no more than two (2) occasions. If the Company receives any proceeds of the offering, the offering will be deemed to be pursuant to Section
1.3 above, not pursuant to Section 1.4(A).

Section 4.2 Exceptions. The Company shall not be obligated to effect any registration, qualification, or compliance requested by a Holder with respect to a proposed distribution of Registrable Securities by a Holder under Section 1.4(A):

(A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance; or

(B) within twelve (12) months of the effective date of a registration statement previously filed under Section 1.4(A).

           If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement under Section 1.4(A) shall be deferred for a period during which such filing of a registration statement would be seriously detrimental, provided that this period will not exceed 180 days, and provided further that the Company shall not defer its obligations in this manner more than once in any twelve-month period.

Section 4.3 Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 1.4(A).

(A) The Company shall include such information in the written notice referred to in Subsection 1.4(A)(1).

(B) The Initiating Holders shall negotiate with an underwriter selected by a majority of the Initiating Holders and approved by the Company (such approval not to be unreasonably withheld or delayed) with regard to the underwriting of the requested registration. But if a majority in interest of the Initiating Holders have not agreed with the underwriter as to the terms and conditions of the underwriting within ten (10) days following commencement of such negotiations, a majority in interest of the Initiating Holders may select another underwriter of their choice approved by the Company (such approval not to be unreasonably withheld or delayed.

(C) The right of any Holder to include its Registrable Securities in a registration pursuant to Section 1.4(A) shall be conditioned upon the Holder's participation in such underwriting on the terms and conditions of such underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder).

(D) The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters approved by a majority in interest of the Holders participating in the offering.

(E) Notwithstanding any other provision of this Section 1.4, if the underwriter advises the Company or the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders of Registrable Securities. The Company will then include in such registration, prior to the inclusion of any other securities which are not Registrable Securities, the number of shares of Registrable Securities that the underwriter believes may be included in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities then requested to be registered by such Holders. An underwriting initiated by the Initiating Holders shall count as a "demand" registration under Subsection 1.4(A) only if 80% or more of the Registrable Securities requested to be included in such underwriting are registered and sold.

(F) If any Holder of Registrable Securities disapproves of the terms of the underwriting, he may elect to withdraw from the underwriting by written notice to the Company, the underwriter and the Initiating Holders within five (5) days of notice to such Holder of the terms of the underwriting. Any Registrable Securities that are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from the underwriting shall be withdrawn from the registration.

Section 4.4 Form S-3. The Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 (including its successors) as soon as practicable following the end of the fiscal year that includes the effective date of its first registration statement filed with the Commission.

(A) After the Company has qualified for the use of Form S-3, Holders of Registrable Securities shall have the right to request up to two (2) registrations on Form S-3, including "shelf" registrations pursuant to Rule 415 under the Securities Act or any successor rule thereunder; provided, however, that Holders shall not request more than one registration within any twelve-month period. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Holders. But the Company shall not be required to effect a registration pursuant to this Paragraph (D): (i) within 90 days of the effective date of any registration referred to in Section 1.3 or
Section 1.4(A) or of the last registration effected pursuant to this Subsection 1.4(D); and (ii) unless the Registrable Securities requested to be so registered for each such registration have an expected aggregate offering price of at least $200,000.00.

(B) The Company shall give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Subsection (D) and shall provide a reasonable opportunity for other Holders to participate in the registration. But if the registration is for an underwritten offering, the terms of Subsection 1.4(C) shall apply to all participants in such offering.

(C) The Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holders for purposes of disposition.

5.    Expenses of Registration.
      ------------------------

Section 5.1 Registration Expenses. All Registration Expenses incurred in connection with registration, qualification or compliance under Section 1.3 and
Section 1.4 shall be borne by the Company; provided that Holders of securities being registered pursuant to Section 1.3 agree that they will pay (on a pro rata basis among those Holders selling Registrable Securities in the particular state) all Blue Sky fees associated with the registration of Registrable Securities in those states in which the Company is not otherwise registering or qualifying shares of its stock for sale in such registration.

Section 5.2 Selling Expenses. All Selling Expenses incurred in connection with these transactions shall be borne by the Holders of the securities so registered pro rata on the basis of the amount of stock so registered.

Section 5.3 Legal Expenses. Each Holder shall bear its own expenses, if any, for the fees and disbursements of counsel to such Holder incurred in connection with these transactions; provided that the Company shall pay the fees and expenses of one counsel for the Holders.

Section 5.4 Ineffective Requested Registration. The Company shall not be required to pay any Registration Expenses if the registration statement does not become effective as a result of the withdrawal of a request for registration by the Initiating Holders pursuant to Subsection 1.4(A) or 1.4(D), which withdrawal was not caused by the Company's failure to comply with applicable registration requirements and regulations or by the occurrence of a Material Adverse Change (as that term is defined in the Stock Purchase Agreement). In such a case, the Initiating Holders shall bear such Registration Expenses pro rata on the basis of the number of shares of each Initiating Holder included in the registration request, and such registration shall not be counted as a registration pursuant to Subsection 1.4(A) or 1.4(D), or the Initiating Holders will not bear such expenses and such registration shall be counted as a registration pursuant to Subsection 1.4(A) or 1.4(D), as elected by the holders of a majority of the shares of Initiating Holders included in the registration request.

6. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

Section 6.1 Keep such registration, qualification or compliance effective until the Holders have completed the distribution described in the registration statement, but for not more than 120 days (or if the registration is underwritten, 90 days).

Section 6.2 Furnish such number of prospectuses (including preliminary prospectuses) and other documents incident to the registration as a Holder from time to time may reasonably request.

Section 6.3 At the time when any registration statement becomes effective, and at the time when any post-effective amendment becomes effective, request counsel to furnish to the Holders of the Registrable Securities being registered under that registration statement, an opinion of counsel in customary form and reasonably satisfactory to the majority in interest of the Holders.

Section 6.4 Notify each Holder of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

Section 6.5 Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, and, if not so listed, to be listed on the NASD automated quotation system, provided, in either case, that such Registrable Securities qualify for listing.

Section 6.6 Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

Section 6.7 Use its best efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders may reasonably request.

7.    Indemnification.
      ---------------

Section 7.1     Company's Obligation to Indemnify.
                ---------------------------------

(A) Generally. With respect to any registration, qualification or compliance that has been effected pursuant to this Agreement, to the extent permitted by law the Company will indemnify each Holder, its officers, directors, managers, members, and partners and each person controlling such Holder, each legal counsel, and each underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue or alleged untrue statement of, or omission or alleged omission of a material fact contained in, or required to be stated in any registration statement, including any preliminary or final prospectus, offering circular or other document incident to any such registration, qualification, or compliance. The Company will further indemnify them against any violation or alleged violation by the Company of any rule or regulation promulgated under the Securities Act or any applicable state securities law in connection with any such registration, qualification or compliance.

(B) Reimbursement. The Company will promptly reimburse each such Holder, and each of its officers, directors, partners and controlling persons, each legal counsel and each such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action.

(C) Limitation. The Company will not be liable in any such case to the extent that any claim, loss, damage, liability or expense arising out of any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement, including any preliminary or final prospectus, offering circular or other document, is based upon written information furnished to the Company by or on behalf of such Holder or underwriter and which is stated to be specifically for use therein.

(D) Survival of Obligation. The obligations of the Company under this Section
1.7 shall survive the redemption and conversion, if any, of the Purchased Stock, the completions of the offerings of Registrable Securities under the registration statements, and otherwise.

Section 7.2     Holder's Obligation to Indemnify.
                --------------------------------

(A) Generally. If Registrable Securities held by any Holder are included in the securities as to which the registration, qualification or compliance is being effected, to the extent permitted by law each such Holder will indemnify the Company, each of its officers and directors, each legal counsel and independent accountant of the Company, each underwriter of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act and each other such Holder, each of its officers, directors and partners, each person controlling such Holder, and each legal counsel, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue or alleged untrue statement of, or omission or alleged omission of a material fact contained in, or required to be stated in, any registration statement, including any preliminary or final prospectus, offering circular or other document.

(B) Reimbursement. Each such Holder will promptly reimburse the Company, such Holders, underwriters, legal counsel and independent accountants and all of their respective officers, directors, partners, and controlling persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action.

(C) Limitation. In any case, a Holder's obligation under this Subsection 1.7(B) shall extend only so far as the untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement (including any preliminary or final prospectus), offering circular, or other document in reliance upon written information furnished to the Company by or on behalf of such Holder and which is stated to be specifically for use therein. Furthermore, the liability of each Holder under this Section 1.7 shall be several, not joint, and shall not exceed the net proceeds received by the Holder in connection with such registration, qualification, or compliance. The foregoing limit on a Holder's monetary liability shall not apply in the event of willful fraud by Holder.

(D) Survival of Obligation of the Holders. The obligations of the Holders under this Section 1.7 shall survive the conversion or redemption of the Purchased Stock, and completion of the offerings of Registrable Securities under the registration statements.

Section 7.3     Indemnifying Party May Assume Defense.
                -------------------------------------

(A) Generally. Each party entitled to indemnification under this Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. Unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and Indemnifying Parties may exist with respect to such claim, the Indemnified Party shall permit the Indemnifying Party to assume the defense of any such claim or any resulting litigation. But counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at its own expense. Failure by the Indemnified Party to provide such written notice shall not relieve the Indemnifying Party from its obligation under this Section 1.7. In the event that the Indemnifying Party does not assume the defense of any such claim or any resulting litigation within a reasonable period of time, or in the event disparate interests of the Indemnified and Indemnifying Parties require the Indemnified Party to seek separate counsel, the Indemnified Party may assume the defense with counsel of its choice, and the Indemnifying Party will pay the reasonable expense of such counsel; provided, however, that the Indemnifying Party will be required to assume the expense of only one single counsel for all Indemnified Parties in connection with any given claim or litigation.

(B) Settlement Approval, Release Required. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such claim or litigation.

Section 7.4 Contribution. If recovery is not available under the foregoing indemnification provisions of this section for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution for liabilities and expenses, except to the extent that contribution is not permitted under the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the party who supplied or failed to supply the information as to which the claim is asserted, the opportunity to correct and prevent any statement or omission, and any other equivalent considerations appropriate under the circumstances; provided that in no event will any Holder be required to contribute an amount in excess of the proceeds to the Holder from the sale of its Registrable Securities included in that offering, except in the case of willful fraud by such Holder. The Company and the Holders agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocations.

8. Information by Holder. The Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding the Holders and the distribution proposed by the Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees that at all times after 90 days after the effective date of the first registration statement filed by the Company for a public offering of its securities the Company will:

Section 9.1 Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act.

Section 9.2 Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Section 9.3 So long as a Holder owns any Registrable Securities, furnish to such Holder upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, as amended; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents so filed by the Company as such person may reasonably request in availing itself of any rule or regulation of the Commission allowing that person to sell any such securities without registration.

10. Transfer of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Section may be assigned (but only with all related obligations) to any transferee, provided the Company is furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be permitted and be effective only if the assignment is made in compliance with the Securities Act and applicable Blue Sky Laws, and regulations promulgated thereunder, and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act; and provided, further, that such transferee or assignee will own after such transfer or assignment 100,000 shares of Registrable Securities; and provided, further, that such transferee shall agree in writing to be bound by the terms and provisions of this Agreement.

11. Limitations on Subsequent Registration Rights. From and after the date hereof, the Company will not, without the prior written consent of the holders of at least a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company providing for registration rights that would allow such holder or prospective holder of any securities of the Company to include such securities in any registration filed under Section 1.3 or 1.4(A) hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not diminish the amount of Registrable Securities which are included.

12. Termination of Registration Rights. The registration rights granted pursuant to this Section 1 shall terminate 10 years after the effective date of this Agreement. With respect to any particular Holder, the registration rights granted pursuant to this Section 1 shall terminate at anytime that the Holder can sell all of such Holder's Registrable Securities within a three month period pursuant to the provisions of Rule 144(k) of the Commission.

B.    MISCELLANEOUS.

1. Survival of Covenants; Successors and Assigns. All covenants, agreements, representations and warranties made by the parties in this Agreement shall survive the closing of the transactions contemplated by this Agreement. All such covenants, agreements, representations and warranties will inure to the benefit of, and be binding upon, any successors, assigns, heirs, transferees, executors, and administrators of the parties hereto.

2.    Assignability  of Rights.  The  Company  may not assign any of its rights
      ------------------------
or delegate any of its duties under this Agreement without the written consent of Holders of a majority of the voting power of the then outstanding Registrable Securities.

3. Communications and Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.



      To the Company:

      CORGENIX MEDICAL CORPORATION
      12061 Tejon Street
      Westminster, CO  80234
      Attn: Douglass T. Simpson, President
      Fax Number:  303-457-4549
      Phone Number:  303-457-4345

      Copy to:
      Hutchinson Black and Cook, LLC
      Attn:  Steven A. Erickson
      921 Walnut Street
      Suite 200
      Boulder, CO  80302
      Fax Number:  303-442-6593
      Phone Number:  303-442-6514


      To Investor:

      MEDICAL & BIOLOGICAL LABORATORIES CO., LTD.
      Attn: Sachiko Suno, President
      5F Sumitomo-Shoji Marunouchi Bldg,
      5-10 Marunouchi 3-chome
      Naka-ku, Nagoya 460-0002
      Japan
      Fax: 81-52-950-1073
      Telephone: 81-52-971-2081

      Copy to:

      Mori Sogo
      Attn: Hajime Tanahashi
      NKK Bldg.
      1-1-2 Marunouchi
      Chiyoda-ku Tokyo 100-0005
      Japan
      Fax: 81-3-5223-7633
      Telephone: 81-3-5223-7733

Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 2.3 by giving the other party written notice of the new address in the manner set forth above.

4. Law Governing and Venue. This Agreement shall be governed by the laws of the State of Colorado in all respects. Each of the parties consents and submits to the jurisdiction of the federal courts located in the District of Colorado in connection with any suits or other actions arising between the parties under this Agreement, and consents and waives any objections to the venue of such action or proceeding in the federal courts located in the District of Colorado.

5.    Subsequent  Instruments  and  Acts.  The  parties  agree  that  they will
      ----------------------------------
execute  any  further   instruments  and  perform  any  acts  that  may  become
necessary to carry out this Agreement.

6. Severability. If any term, provision, covenant, or condition of this Agreement, or its application to any person or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such term, provision, covenant, or condition as applied to other persons or circumstances shall remain in full force and effect.

7.    Entire Agreement; Amendments.
      ----------------------------

Section 7.1 This Agreement and the other documents and agreements delivered pursuant hereto or concurrently herewith constitute the full and entire agreement and understanding among the parties with regard to the subjects hereof and thereof.

Section 7.2 This Agreement may not be amended orally. Amendment to this Agreement, or of any supplement, and of the rights and obligations of the Company and of the Holders, may be made with the written consent of the Company and the affirmative vote or written consent of the Holders of a majority of the voting power of the Registrable Securities then outstanding. But no such amendment shall alter the provisions of this Agreement so as to reduce the percentage of Registrable Securities which is required to consent to any such amendment, without the vote or consent of the Holders of all of the then outstanding Registrable Securities.

8. Delays, Omissions, and Waivers. No delay or omission to exercise any right, power or remedy accruing to the Company or any Holder, upon any breach or default of any party hereto under this Agreement, will impair any such right, power or remedy of the Company or such Holder nor will it be construed to be a waiver of any such breach or default, or an acquiescence therein, nor will any similar breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or any Holder of any provision or conditions of this Agreement, must be in writing and will be effective only to the extent specifically set forth in such writing. No waiver by the Holders of any provision of this Agreement will be effective without a written consent signed by Holders of a majority of the voting power of the then outstanding Registrable Securities.

9. Authorization. Each of the undersigned representatives of the parties warrants and represents that he is duly authorized to execute this Agreement on behalf of the respective party for which he signs, and that the organization on whose behalf he signs is currently in good standing in the jurisdiction where organized.

10.   Gender, Number and Tense.  Throughout this Agreement,  as the context may
      ------------------------
require:

Section 10.1 The masculine gender includes the feminine and neuter; and the neuter gender includes the masculine and feminine; and

Section 10.2 The singular number includes the plural, and the plural number includes the singular.

11.   Headings.   The  headings  of  the  Sections  and   Subsections  of  this
      --------
Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

12.   Counterparts.   This   Agreement   may  be   executed   in  two  or  more
      ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13. Remedies. No remedy herein conferred upon the parties hereto is intended to be exclusive of any other remedy herein or provided by law, but each shall be cumulative and shall be in addition to every other remedy set forth in this Agreement or existing at law, in equity, or by statute. The parties specifically acknowledge that under certain circumstances the parties may be entitled to specific performance and/or injunctive relief where without such remedies the damage to the injured parties may be irreparable and money damages inadequate. Moreover, in any suit between or among the parties hereto for such breach of the provisions hereof, the prevailing party in such suit shall be entitled to receive from the breaching party, reasonable attorneys' fees and disbursements incurred in the prosecution of such suit.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.



      THE COMPANY:             CORGENIX MEDICAL CORPORATION,
                              a Nevada corporation


                               By:
                                   --------------------------------
                               Its:
                                   --------------------------------


      INVESTORS:          MEDICAL & BIOLOGICAL LABORATORIES
                               CO., LTD., a corporation organized under the laws of Japan


                               By:
                                   --------------------------------
                                                    Its:

PRESS RELEASE

                               NASDAQ (OTCBB) CONX


FOR IMMEDIATE RELEASE


Corgenix and MBL Announce Strategic Investment

DENVER, COLORADO and NAGOYA, JAPAN- July 8, 2002 /PRNewswire/ -- Corgenix Medical Corporation (OTC-Bulletin Board: CONX) today announced a $500,000 strategic investment in Corgenix by Medical & Biological Laboratories Co., Ltd.
(MBL). The companies will work in partnership to extend the market opportunities for MBL's complete diagnostic line of autoimmune testing products throughout the world. This agreement is an expansion of the recently announced distribution agreement between the two companies.

As part of the investment agreement, MBL will have warrants to purchase additional shares of Common Stock for a total potential investment of $1,000,000. The investment is subject to customary closing conditions and the shares will not initially be registered under the United States Securities Act of 1933, as amended.

Commenting on the investment by MBL, Doug Simpson, President and Chief Operating Officer of Corgenix said, "We are extremely delighted that MBL has chosen to invest in our company. At Corgenix we have secured our market-leading niche position by constantly anticipating, researching and developing new diagnostic test kits for the market, and by our efforts to attract important strategic partners. This financial and business relationship with MBL will help Corgenix further develop and expand our business strategy, especially with regards to autoimmune disease testing. It may also provide additional growth opportunities for us in Asia."

About Corgenix Medical Corporation

Corgenix is a leader in the development and manufacturing of anti-Phospholipid test kits, being the first on the market with an FDA cleared assay for anti-Cardiolipin (aCL), and is still the only manufacturer of an FDA cleared anti-phosphatidylserine (aPS) and an anti-Prothrombin (aPT) test kit. The company is based in metropolitan Denver and is focused on the development of specialized diagnostic kits for immunology disorders, vascular diseases and bone and joint diseases. Corgenix diagnostic products are commercialized for use in clinical laboratories throughout the world.

About Medical & Biological Laboratories Co., Ltd.

Headquartered in Nagoya Japan, MBL was established in 1969 as the first manufacturer of antibodies in Japan. MBL currently sells more than 1,000 different antibodies of apoptosis, intracellular signal transduction and cell surface related proteins, and is the autoimmune diagnostics market leader in Japan. MBL is a leader in the use of immunological methods utilizing such technologies as recombinant DNA and cell-fusion for early discovery of disease and determination of curing effects by utilizing these technologies. In addition, MBL has been heavily involved with molecular and cell biology and has developed a broad range of products which have been widely used in basic research. MBL went public in Japan 1996.

Statements in this release that are not strictly historical are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and should be considered as subject to various risks and uncertainties that could cause actual results to differ materially from those anticipated. Further, risks are detailed in the Company's filings with the Securities and Exchange Commission, including those set forth in the Company's most recent Form 10-KSB and Quarterly Reports on Form 10-QSB available at www.sec.gov.

For more information, contact:
Scott Liolios, President, The Liolios Group,  (949) 574-3860;
scott@liolios.com
William Critchfield, CFO, Corgenix, (303) 453-4345; wcritchfield@corgenix.com